EXHIBIT 10.22


     THIS  FIRST  AMENDMENT  TO  REVOLVING  CREDIT AGREEMENT (this "Amendment"),
                                                                    ---------
dated as of October 2, 1998 is entered into by and among Compaq Computer Corporation, a Delaware corporation (the "Company"), the several financial
                                               -------
institutions from time to time party to the Credit Agreement (collectively, the "Banks"; individually, a "Bank"), Bank of America National Trust and Savings
 -----                       ----
Association, as administrative agent and as Internet agent for the Banks, The Chase Manhattan Bank, Citibank, N.A. and NationsBank of Texas, N.A., as syndication agents, and Morgan Guaranty Trust Company of New York, as Internet agent, agree as follows.

                                    RECITALS
                                    --------

     WHEREAS, the Company, the Banks and the Agent are parties to the U.S.$3,000,000,000.00 Revolving Credit Agreement, dated as of September 22, 1997 (the "Credit Agreement"), pursuant to which the Banks have extended certain
       -----------------
credit  facilities  to  the  Company;

     WHEREAS, the Company, the Banks, and the Agent now hereby wish to amend the Credit Agreement in certain respects, all as set forth in greater detail below;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.     Defined  Terms.  Capitalized  terms used herein and not otherwise defined
       --------------
shall  have  the  meanings  assigned  in  the  Credit  Agreement.

2.     Amendment  to  Credit  Agreement.
       --------------------------------

     The defined term "364-Day Credit Agreement" as defined in Section 1.01 of the Credit Agreement is hereby superseded by the following definition:

          "364-Day Credit Agreement" means that U.S.$1,000,000,000.00  Revolving
           ------------------------
     Credit Agreement dated as of October 2, 1998 among the Company, BofA as Administrative Agent and the lenders party thereto, under which such lenders have agreed to extend credit to the Company on a 364-day basis.

     Section 2.09(a) of the Credit Agreement is hereby amended by restating the fourth sentence thereof to read in its entirety as follows:

          If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount of Offshore Loans prepaid.

     Section 2.11(b) of the Credit Agreement is hereby amended by restating the second sentence thereof to read in its entirety as follows:

          Interest shall also be paid on the date of any prepayment of Offshore Loans under Section 2.09 for the portion of the Offshore Loans so prepaid and upon payment in full thereof.

     Section 2.12 of the Credit Agreement is hereby amended by deleting the word "average" and inserting the word "actual" in lieu thereof.

3.     Representations  and  Warranties.  The  Company  hereby  represents  and
       --------------------------------
warrants  to  the  Agent  and  each  of  the  Banks  as  follows:

               (a) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, without defense, counterclaim or offset.

               (b) All representations and warranties of the Company contained in the Credit Agreement are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date).

               (c) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, any Bank or any other person.

               (d) No Swingline Loans are outstanding on the Effective Date.

4.     Effective  Date.  This  Amendment  will become effective as of October 2,
       ---------------
1998,  provided  that  each  of  the  following  has  occurred:
       --------

               (a) The Agent has received from the Company and the Majority Banks a duly executed original or facsimile of this Amendment; and

               (b) All conditions precedent to the first Loan under the 364-Day Credit Agreement (as defined in Section 2 above) other than the effectiveness of this Amendment shall have occurred.

5.     Swingline Loans.  The parties hereto acknowledge that the availability of
       ---------------
Swingline Loans, which commenced upon the 364-Day Credit Agreement Termination Date pursuant to Section 2.01(b) of the Credit Agreement without giving effect to this Amendment, is terminated as upon the Effective Date, and that such availability shall commence again as provided in such Section 2.01(b) upon the 364-Day Credit Agreement Termination Date pursuant to the Credit Agreement as hereby amended.

6.     Miscellaneous.
       -------------

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect, and all references therein and in the other Loan Documents to the Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

               (b) This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

               (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York.

               (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, when taken together, shall be deemed to constitute but one and the same instrument.

               (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto.

               (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

               (g) The Company hereby covenants to pay or to reimburse the Agent, upon demand, for all costs and expenses (including Attorney
          Costs) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment in San Francisco, California as of the date first above written.

                                     COMPAQ  COMPUTER  CORPORATION


                                     By:________________________________
                                     Name:
                                     Title:


                                     BANK  OF  AMERICA  NATIONAL  TRUST
                                     AND SAVINGS ASSOCIATION, as
                                     Administrative
                                     Agent  and  as  Internet  Agent


                                     By:________________________________
                                     Name:
                                     Title:


                                     BANK  OF  AMERICA  NATIONAL
                                     TRUST  AND  SAVINGS  ASSOCIATION,
                                     as  Swingline  Bank  and  as  a  Bank


                                     By:________________________________
                                     Name:
                                     Title:


                                     CITIBANK,  N.A.,
                                     as  Syndication  Agent  and  as  a  Bank


                                     By:________________________________
                                     Name:
                                     Title:

                                     NATIONSBANK  OF  TEXAS,  N.A.,
                                     as  Syndication  Agent  and  as  a  Bank


                                     By:________________________________
                                     Name:
                                     Title:


                                     THE  CHASE  MANHATTAN  BANK,
                                     as  Syndication  Agent  and  as  a  Bank


                                     By:________________________________
                                     Name:
                                     Title:


                                     MORGAN  GUARANTY  TRUST
                                     COMPANY  OF  NEW  YORK,  as  Internet
                                     Agent  and  as  a  Bank


                                     By:________________________________
                                     Name:
                                     Title:


                                     CARIPLO-CASSA  DI  RISPARMIO
                                     DELLE  PROVINCIE  LOMBARDE  S.P.A.


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:

                                     DEUTSCHE  BANK  AG,  NEW  YORK
                                     BRANCH  AND/OR  CAYMAN  ISLANDS
                                     BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:


                                     THE  FIRST  NATIONAL  BANK  OF
                                     CHICAGO


                                     By:________________________________
                                     Name:
                                     Title:


                                     FLEET  NATIONAL  BANK


                                     By:________________________________
                                     Name:
                                     Title:


                                     ING  BANK  N.V.


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:

                                     BANCA  COMMERCIALE  ITALIANA,
                                     LOS  ANGELES  BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:


                                     BANK  OF  TOKYO-MITSUBISHI
                                     TRUST  COMPANY


                                     By:________________________________
                                     Name:
                                     Title:


                                     BARCLAYS  BANK  PLC


                                     By:________________________________
                                     Name:
                                     Title:


                                     THE  FUJI  BANK,  LIMITED,  NEW  YORK
                                     BRANCH


                                     By:________________________________
                                     Name:
                                     Title:

                                     NATIONAL  AUSTRALIA  BANK
                                     LIMITED


                                     By:________________________________
                                     Name:
                                     Title:


                                     BANCA  DI  ROMA,  CHICAGO  BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:


                                     BANCA  MONTE  DEI  PASCHI  DI  SIENA,
                                     S.P.A.


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:

                                     BANCA  NAZIONALE  DEL  LAVORO
                                     S.P.A.,  NEW  YORK  BRANCH



                                     By:________________________________
                                     Name:
                                     Title:



                                     By:________________________________
                                     Name:
                                     Title:


                                     BANCA  POPOLARE  DI  MILANO,  NEW
                                     YORK  BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:


                                     BANCO  CENTRAL  HISPANO
                                     AMERICANO,  S.A.,  NEW  YORK
                                     BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     BANK  OF  MONTREAL


                                     By:________________________________
                                     Name:
                                     Title:

                                     THE  BANK  OF  NEW  YORK


                                     By:________________________________
                                     Name:
                                     Title:


                                     BANKBOSTON,  N.A.


                                     By:________________________________
                                     Name:
                                     Title:


                                     BANQUE  NATIONALE  DE  PARIS,
                                     HOUSTON  AGENCY


                                     By:________________________________
                                     Name:
                                     Title:


                                     BAYERISCHE  HYPOTHEKEN-UND
                                     VEREINSBANK-BANK
                                     AKTIENGESELLSCHAFT,  NEW  YORK
                                     BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:

                                     BAYERISCHE  LANDESBANK
                                     GIROZENTRALE


                                     By:________________________________
                                     Name:
                                     Title:


CREDITO  ITALIANO


                                     By:________________________________
                                     Name:
                                     Title:


                                     THE  DAI-ICHI  KANGYO  BANK,
                                     LIMITED


                                     By:________________________________
                                     Name:
                                     Title:


                                     DEN  DANSKE  BANK  AKTIESELSKAB,
                                     CAYMAN  ISLANDS  BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:

                                     DRESDNER  BANK  AG,  NEW  YORK
                                     BRANCH  AND  GRAND  CAYMAN
                                     BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:


                                     FIRST  UNION  NATIONAL  BANK


                                     By:________________________________
                                     Name:
                                     Title:


                                     ISTITUTO  BANCARIO  SAN  PAOLO  DI
                                     TORINO  S.P.A.


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:

                                     KREDIET  BANK  N.V.,  GRAND
                                     CAYMAN  BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:


                                     MARINE  MIDLAND  BANK


                                     By:________________________________
                                     Name:
                                     Title:


                                     MELLON  BANK,  N.A.


                                     By:________________________________
                                     Name:
                                     Title:


                                     NATIONAL  WESTMINSTER  BANK  PLC,
                                     NEW  YORK  BRANCH


                                     By:________________________________
                                     Name:
                                     Title:

                                     NATIONAL  WESTMINSTER  BANK  PLC,
                                     NASSAU  BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     THE  NORTHERN  TRUST  COMPANY


                                     By:________________________________
                                     Name:
                                     Title:


                                     PNC  BANK,  NATIONAL  ASSOCIATION


                                     By:________________________________
                                     Name:
                                     Title:


                                     THE  SANWA  BANK,  LIMITED


                                     By:________________________________
                                     Name:
                                     Title:


                                     SKANDINAVISKA  ENSKILDA  BANKEN
                                     AB  (PUBL),  NEW  YORK  BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:

                                     SOCIETE  GENERALE  FINANCE
                                     (IRELAND)  LIMITED


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:


                                     STANDARD  CHARTERED  BANK


                                     By:________________________________
                                     Name:
                                     Title:

                                     By:________________________________
                                     Name:
                                     Title:


                                     THE  SUMITOMO  BANK,  LIMITED


                                     By:________________________________
                                     Name:
                                     Title:


                                     THE  SUMITOMO  TRUST  &  BANKING
                                     CO.,  LTD.,  LOS  ANGELES  AGENCY


                                     By:________________________________
                                     Name:
                                     Title:

                                     UBS  AG,  STAMFORD  BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:

                                     TORONTO  DOMINION  BANK  (TEXAS),
                                     INC.


                                     By:________________________________
                                     Name:
                                     Title:


                                     WELLS  FARGO  BANK,  N.A.


                                     By:________________________________
                                     Name:
                                     Title:


                                     WESTDEUTSCHE  LANDESBANK
                                     GIROZENTRALE,  NEW  YORK  BRANCH


                                     By:________________________________
                                     Name:
                                     Title:


                                     By:________________________________
                                     Name:
                                     Title:

                                     ROYAL  BANK  OF  CANADA


                                     By:________________________________
                                     Name:
                                     Title: